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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported)     December 23, 2002
                                                      --------------------------

                              WILLBROS GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Republic of Panama                1-11953                     98-0160660
------------------           -------------------         -----------------------
 (State or other              (Commission File              (I.R.S. Employer
 jurisdiction of                   Number)                 Identification No.)
 incorporation)


                               Plaza 2000 Building
                             50th Street, 8th Floor
                                  Apartado 6307
                          Panama 5, Republic of Panama
                          ----------------------------
          (Address, including zip code, of principal executive offices)


Registrant's telephone number, including area code      (50-7) 213-0947
                                                   -----------------------------


                                 Not applicable
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          (Former name or former address, if changed since last report)


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Item 5.   Other Events.
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          A copy of the Registrant's press release dated December 23,
          2002, is attached as an exhibit hereto and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)  Exhibits.

               99 Press release dated December 23, 2002, issued by the Registrant.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WILLBROS GROUP, INC.

Date:  January 10, 2003               By: /s/ Warren L. Williams
                                         ----------------------------------
                                          Warren L. Williams
                                          Senior Vice President, Chief Financial
                                             Officer and Treasurer




                                      -2-
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                                  Exhibit Index

Exhibit
Number                             Description
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  99        Press release dated December 23, 2002, issued by the Registrant.